EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of July 29, 2009, by and among Senesco Technologies, Inc., a Delaware corporation (the “Company”), and the investors listed on the signature page attached hereto (the “Purchasers”).

W I T N E S S E T H :

WHEREAS, the Company desires to sell, transfer and assign to the Purchasers, and the Purchasers desires to purchase from the Company 588,888 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and certain warrants, (“Warrant A” and “Warrant B”) to purchase, in the aggregate, up to 1,067,363 shares of Common Stock (collectively Warrant A and Warrant B shall be referred to herein as the “Warrants”) for an aggregate purchase price of $530,000 (the Warrants, together with the Shares, shall be referred to herein as the “Securities”);

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION I

PURCHASE AND SALE OF THE SECURITIES

A.           Purchase and Sale.  Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Company hereby agrees to sell, transfer, assign and convey the respective number of Securities to the Purchasers as set forth on the signature pages attached hereto, and the Purchasers agree to purchase, acquire and accept their respective number of Securities from the Company as set forth on the signature pages attached hereto.

B.           Purchase Price.  The Securities are hereby offered at a price of (i) $0.90 per share of Common Stock, (ii) $0.01 for each share underlying Warrant A to purchase shares of Common Stock as more fully described below and (iii) $0.60 for each share underlying Warrant B to purchase shares of Common Stock as more fully described below.  The aggregate purchase price for the Securities to be paid by the Purchasers to the Company is $530,000 (the “Aggregate Purchase Price”).  The Aggregate Purchase Price shall be paid by the Purchasers to the Company on the Closing Date either via certified bank check or irrevocable wire transfer and shall be paid by the Purchasers in the amounts set forth on the signature pages attached hereto.

C.           Warrant A.  Warrant A shall be in the form of Exhibit A attached hereto shall have a seven year term and shall be exercisable immediately at an exercise price of $0.01 per share.  The Purchasers shall be entitled to purchase, in the aggregate, 530,000 shares of Common Stock underlying Warrant A.

D.           Warrant B.  Warrant B shall be in the form of Exhibit B attached hereto shall have a seven-year term and shall be exercisable six months from the date of issuance at an exercise price of $0.60 per share.  The Purchasers shall be entitled to purchase, in the aggregate, 537,363 shares of Common Stock underlying Warrant B.

SECTION II

REPRESENTATIONS, WARRANTIES, COVENANTS
AND AGREEMENTS OF THE COMPANY

Except as set forth in the accompanying disclosure schedules, or as disclosed in, and reasonably apparent from, any report, schedule, form or other document filed with, or furnished to, the SEC and publicly available prior to the date of this Agreement, the Company represents and warrants to, and covenants and agrees with, the Purchasers, as of the date hereof, that:

A.           Organization; Good Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to own its properties and to conduct the business in which it is now engaged.

B.           Authority.  Except as set forth on Schedule IIB, the Company has the full corporate power, authority and legal right to execute and deliver this Agreement and to perform all of its obligations and covenants hereunder, and no consent or approval of any other person or governmental authority is required therefore.  The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations and covenants hereunder and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action.  This Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors’ rights in general or by general principles of equity.

C.           No Legal Bar; Conflicts.  Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation, as amended, or By-Laws of the Company or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Company is a party or by which the Company or any of its assets is bound.

D.           Non-Assessable Shares.  The Securities being issued hereunder, subject to the receipt of stockholder approval for an increase in the number of authorized shares, will be duly authorized and, the Shares, when issued to the Purchasers for the consideration herein provided, and the shares of Common Stock issued upon the proper exercise of the Warrants, will be validly issued, fully paid and non-assessable.

E.           SEC Documents; Financial Statements.  During the two years prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the “1934 Act”) (all of the foregoing filed prior to the date hereof or prior to the Closing Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has made available to the Purchasers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents, including, without limitation, information provided to any Purchaser by the Company in anticipation of this transaction, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

F.           Absence of Certain Changes.  Except in the ordinary course of business, since July 28, 2009, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its subsidiaries.  Since July 28, 2009, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $500,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $500,000.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

G.           No Undisclosed Events, Liabilities, Developments or Circumstances.  Except as set forth on Schedule IIG, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

H.           Foreign Corrupt Practices.  Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

I.           Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have, individually or in the aggregate, a material adverse effect.

J.           Intellectual Property Rights.  The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  None of the Company’s Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement, except for rights which are not necessary to conduct its business as now conducted.  The Company does not have any knowledge of any infringement by the Company or its subsidiaries of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any of its subsidiaries regarding its Intellectual Property Rights.  The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

SECTION III

REPRESENTATIONS, WARRANTIES, COVENANTS
AND AGREEMENTS OF THE PURCHASERS

The Purchasers, jointly and severally, represent and warrant to, and covenants and agrees with, the Company, as of the date hereof, that:

A.           Organization (if applicable).  The Purchaser is, and as of the Closing will be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

B.           Authorization.  The Purchaser has, and as of the Closing will have, all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Purchaser.  This Agreement has been duly executed and delivered by the Purchaser and constitutes its legal, valid and binding obligation, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors’ rights in general or by general principles of equity.

C.           No Legal Bar; Conflicts.  Neither the execution and delivery of this Agreement, nor the consummation by the Purchaser of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency applicable to the Purchaser, or violates, or conflicts with, any contract, commitment, agreement, understanding or arrangement of any kind to which the Purchaser is a party or by which the Purchaser is bound.

D.           No Litigation.  No action, suit or proceeding against the Purchaser relating to the consummation of any of the transactions contemplated by this Agreement nor any governmental action against the Purchaser seeking to delay or enjoin any such transactions is pending or, to the Purchaser’s knowledge, threatened.

E.           Investment Intent.  The Purchaser: (i) is an accredited investor within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the “Act”); (ii) is aware of the limits on resale imposed by virtue of the nature of the transactions contemplated by this Agreement, specifically the restrictions imposed by Rule 144 of the Act, and is aware that the certificates representing the Purchaser’s respective ownership of the Securities will bear related restrictive legends; and (iii) except as otherwise set forth herein, is acquiring the shares of the Company hereunder without registration under the Act in reliance on the exemption from registration contained in Section 4(2) of the Act and/or Rule 506 promulgated pursuant to Regulation D of the Act, for investment for its own account, and not with a view toward, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling such shares.  The information contained in the Accredited Investor Questionnaire in the form of Exhibit C attached hereto and delivered by the Purchaser in connection with this Agreement is true and complete in all respects.  The Purchaser has been given the opportunity to ask questions of, and receive answers from, the officers of the Company regarding the Company, its current and proposed business operations and the Securities, and the officers of the Company have made available to the Purchaser all documents and information that the Purchaser has requested relating to an investment in the Company.  The Purchaser has been given the opportunity to retain competent legal counsel in connection with the purchase of the Securities and acknowledges that the Company has relied upon the Purchaser’s representations in this Section 3 in offering and selling the Securities to the Purchaser.

G.           Economic Risk; Restricted Securities.  The Purchaser recognizes that the investment in the Securities involves a number of significant risks.  The foregoing, however, does not limit or modify the representations, warranties and agreements of the Company in Section 2 of this Agreement or the right of the Purchaser to rely thereon.  The Purchaser is able to bear the economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

H.           Access to Information.

(i)  The Purchaser has had access to all reports required to be filed by the Company (the “SEC Reports”) under the Securities Exchange Act of 1934, as amended.

(ii)  The Purchaser represents that it has not received any information about the Company other than what has been disclosed in the documents set forth above, and has had the opportunity to ask questions of, and receive answers from, the Company regarding the foregoing documents.

(iii) The Company has engaged each of RAMPartners SA and Midtown Partners & Co., LLC to act as its financial advisors (the “Financial Advisors”).  The Financial Advisors are entitled to receive compensation only if the funds raised in a financing are provided by investors who are introduced to the Company solely through the efforts of the Financial Advisors.  In connection with the transaction contemplated by this Agreement, the Financial Advisors shall not receive any compensation.

I.           Suitability.  The Purchaser has carefully considered, and has, to the extent the Purchaser deems it necessary, discussed with the Purchaser’s own professional legal, tax and financial advisers the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation, and the Purchaser has determined that the Securities is a suitable investment.

J.           Legend.  The Purchaser acknowledges that the certificates evidencing the Securities will bear the following legend:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and who agrees in writing to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith, provided that any such transfer would comply with federal and state securities laws.  Further, no notice shall be required of such pledge.  At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities.

Certificates evidencing the Securities shall not be required to contain such legend or any other legend (i) following any sale of such Securities pursuant to Rule 144, (ii) if such Securities are eligible for sale under Rule 144, or (iii) such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the staff of the SEC), in each such case (i) through (iii) to the extent reasonably determined by the Company’s legal counsel.  At such time and to the extent a legend is no longer required for the Securities, the Company will use its best efforts to no later than five (5) trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities (together with such accompanying documentation or representations as reasonably required by counsel to the Company) (such fifth trading day, the “Legend Removal Date”), deliver or cause to be delivered a certificate representing such Securities that is free from the foregoing legend.

In addition to a Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Securities (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to this section, $10 per trading day (increasing to $20 per trading day five (5) trading days after such damages have begun to accrue) for each trading day after the second trading day following the Legend Removal Date until such certificate is delivered without a legend.  Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  Notwithstanding anything herein to the contrary, in no event will the Company be obligated to make payments to any Purchaser under this section in excess of 5% of the aggregate amount invested by such Purchaser.

The Purchaser agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements or the Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

K.  Registration of the Securities. The Securities have not been and are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered for sale, sold, assigned or transferred.  The Company and the Purchaser agree to rely on Rule 144 of the Securities Act, when applicable, in the event a Purchaser desires to undertake any resale of any of the Securities.

SECTION IV

THE CLOSING AND CONDITIONS TO CLOSING

A.           Time and Place of the Closing.  The closing shall be held at the offices of Morgan, Lewis & Bockius, 502 Carnegie Center, Princeton, New Jersey 08540 as soon a practible following the satisfaction of the Company of all of the conditions to closing, as set forth below, (the “Closing Date”), or such other time and place as the Company and the Purchasers may mutually agree.

(i)  Delivery by the Company.  Delivery of the Securities shall be made by the Company, or by its transfer agent, as applicable, to the Purchasers as soon as reasonably practicable after the Closing Date by delivering certificates representing their respective portion of Securities as set forth on the signature pages attached hereto, each such certificate to be accompanied by any requisite documentary or transfer tax stamps.

(ii) Delivery by the Purchasers.  On or before the Closing Date, the Purchasers shall deliver to the Company the Aggregate Purchase Price, based on the number of Securities purchased by such Purchasers as set forth on the signature pages attached hereto, by certified bank check or by irrevocable wire transfer to the Company.

(iii)  Other Conditions to Closing.  As of the Closing Date:

(a)           all requisite action by the Company’s Board of Directors shall have been taken pursuant to the By-Laws of the Company; and

(b)           the Company shall have obtained the requisite stockholder vote necessary to legally consummate the transactions contemplated hereby.  Should this condition to closing no longer be legally necessary, then the parties can mutually agree to waive this condition to closing.

In the event the Company is unable to obtain, if necessary, the requisite stockholder vote necessary to legally consummate the transactions contemplated hereby by December 31, 2009, then the obligations of the Purchasers and the Company to each other pursuant to this Agreement shall terminate.

SECTION V

MISCELLANEOUS

A.           Entire Agreement.  This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and no modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

B.           Invalidity, Etc.  If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

C.           Headings.  The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

D.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

E.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State, without regard to principles of conflicts of law, and the parties hereto hereby submit to the exclusive jurisdiction of the state and federal courts located in the State of New Jersey.

F.           Counterparts.  This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

* * * * * *

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ Christoper Forbes

Name:  Christopher Forbes
Title:

Address:

Telecopy:

(a)	Investment Amount: $88,000

(b)	Number of shares of Common Stock:97,778 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A: 88,000 warrant shares
Warrant B: 89,222 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ Rudolf Stalder

Name:  Rudolf Stalder
Title:

Address:

Telecopy:

(a)	Investment Amount: $13,500

(b)	Number of shares of Common Stock:15,000 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A: 13,500 warrant shares
Warrant B: 13,688 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ Harlan W. Waksal, M.D.

Name:  Harlan W. Waksal, M.D.
Title:

Address:

Telecopy:

(a)	Investment Amount: $13,500

(b)	Number of shares of Common Stock:15,000 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A: 13,500 warrant shares
Warrant B: 13,688 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ Thomas C. Quick Charitable Foundation

Name:  Thomas C. Quick Charitable Foundation
Title:

Address:

Telecopy:

(a)	Investment Amount: $7,000

(b)	Number of shares of Common Stock:7,778 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A: 7,000 warrant shares
Warrant B: 7,097 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ David Rector

Name:  David Rector
Title:

Address:

Telecopy:

(a)	Investment Amount: $3,000

(b)	Number of shares of Common Stock:3,333 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A: 3,000 warrant shares
Warrant B: 3,042 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ John N. Braca

Name:  John N. Braca
Title:

Address:

Telecopy:

(a)	Investment Amount: $2,000

(b)	Number of shares of Common Stock:2,222 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A: 2,000 warrant shares
Warrant B: 2,028 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ Warren Isabelle

Name:  Warren Isabelle
Title:

Address:

Telecopy:

(a)	Investment Amount: $2,000

(b)	Number of shares of Common Stock:2,222 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A: 2,000 warrant shares
Warrant B: 2,028 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ Jack Van Hulst

Name:  Jack Van Hulst
Title:

Address:

Telecopy:

(a)	Investment Amount: $1,000

(b)	Number of shares of Common Stock:1,111 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A: 1,000 warrant shares
Warrant B: 1,014 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ Robert Forbes

Name:  Robert Forbes
Title:

Address:

Telecopy:

(a)	Investment Amount: $300,000

(b)	Number of shares of Common Stock: 333,333 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A:  300,000 warrant shares
Warrant B:  304,167 warrant shares

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

COMPANY:

SENESCO TECHNOLOGIES, INC.

By:  /s/ Bruce C. Galton

Name:  Bruce C. Galton
Title:  President and Chief Executive Officer

PURCHASERS:

By:  /s/ Timothy Forbes

Name:  Timothy Forbes
Title:

Address:

Telecopy:

(a)	Investment Amount: $100,000

(b)	Number of shares of Common Stock: 111,111 shares

(c)	Warrants to purchase shares of Common Stock:
Warrant A:  100,000 warrant shares
Warrant B:  101,389 warrant shares

Exhibit A

Form of Warrant

Exhibit B

Form of Warrant

Exhibit C

Senesco Technologies, Inc.
Confidential Purchaser Questionnaire

Before any sale of securities in the above-captioned Company can be made to you, this Questionnaire must be completed and returned to Joel Brooks.  Defined terms herein shall have the same meaning as set forth in the underlying Securities Purchase Agreement.

1.           Please check one of the following that accurately describes your status as either an accredited investor (Item 1, A through H) or a nonaccredited investor (Item 2) at the time of your purchase of the securities.  Only accredited investors may participate in this offering.

(1)           Purchaser is an “accredited investor” as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933, as amended (the “Securities Act”) (i.e. qualifying for one or more of the categories set forth below):

______	(A)	an individual whose individual net worth, or joint net worth with that individual’s spouse, exceeds $1,000,000;

______	(B)
an individual who had an individual income in excess of $200,000 in each of the last two calendar years or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current calendar year.  For purposes of this offering, individual income shall equal adjusted gross income, as reported in the investor’s federal income tax return, less any income attributable to a spouse or to property owned by the spouse, and as may be further adjusted in accordance with the rules, regulations, and releases of the Securities and Exchange Commission;

______	(C)
a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self directed plan, with investment decisions made solely by persons that are accredited investors;

______	(D)	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

______	(E)
an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities;

______	(F)	an entity in which all of the equity owners are accredited investors as set forth above;

______	(G)
a trust (other than a Massachusetts or similar business trust) with total assets in excess of $5 million, not formed for the specific purpose of investing in the Company, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

______	(H)	an individual who is a director or executive officer of the Company.

IF YOU ARE NOT AN ACCREDITED INVESTOR AS DESCRIBED ABOVE, PLEASE MARK HERE:

______   (2)  Purchaser is not an accredited investor as set forth in the criteria in (1) above, but is otherwise equally qualified, sophisticated and able to make the investment contemplated hereby.

2.           Purchaser has reviewed such Purchaser’s financial condition and commitments, alone and together with Purchaser’s advisors, and, based on such review, Purchaser is satisfied that (a)  Purchaser has adequate means of providing for Purchaser’s financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that Purchaser could bear the risk of loss of the entire investment in the Stock, (b) Purchaser has no present or contemplated future need to dispose of all or any portion of the Securities to satisfy any existing or contemplated undertaking, need or indebtedness, and (c)  Purchaser is capable of bearing the economic risk of an investment in the Securities for the indefinite future.

3.           Purchaser understands that the Securities that may be issued to Purchaser will not have been registered under the Securities Act or any state securities law by reason of specific exemptions under the provisions thereof which depend in part upon the other representations and warranties made by Purchaser in this letter, including Purchaser’s state of residency indicated on the signature page to this letter. Purchaser understands that the Company is relying upon Purchaser’s representations and warranties contained in this letter for the purpose of determining whether this transaction meets the requirements for such exemptions. Purchaser will furnish any additional information requested by the Company to assure the compliance of this transaction with applicable federal and state securities laws.

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SIGNATURE PAGE TO ACCREDITED INVESTOR QUESTIONNAIRE

PURCHASER:

____________________________________
Name (print):_________________________

State of Residency: ___________________

Mailing Address:
____________________________________
____________________________________
____________________________________